                                                                   Exhibit 10.11

                                            As of January 3, 2003

Leasecomm Corporation
950 Winter Street
Waltham, MA 02451
Attention: Richard F. Latour, President & Chief Executive Officer

         RE: FORBEARANCE AND MODIFICATION AGREEMENT

Ladies and Gentlemen:

     Reference is hereby made to those certain loans (the "Loans") made pursuant to and as evidenced by, inter alia, (i) that certain Fourth Amended and Restated Credit Agreement made as of August 22, 2000 by and among Leasecomm Corporation, a Massachusetts corporation (the "Borrower"),Fleet National Bank, a national banking association ("Fleet"), the other financial institutions from time to time party thereto (together with Fleet, the "Lenders") and Fleet National Bank, as agent for the Lenders (the "Agent") (hereinafter, as amended, the "Credit Agreement") and (ii) the other Loan Documents (as that term is defined in the Credit Agreement). Capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement.

     The Borrower acknowledges and agrees that (a) as a result of (i) the failure of the Borrower to comply with the financial covenant set forth in
Section 6.4 of the Credit Agreement for the period ending September 30, 2002,
(ii) the failure of the Borrower to comply with the borrowing base requirements set forth in Section 2.8(c) of the Credit Agreement from September 30, 2002 to December 31, 2002 and (iii) the Borrower's failure to repay the Loans on the Borrowing Base Maturity Date, as required by Section 2.8(a) of the Credit Agreement, certain Events of Default (the "Specific Defaults") exist under the Loan Documents and (b) it will likely fail to comply with the borrowing base requirements set forth in Section 2.8(c) of the Credit Agreement during the Forbearance Period (as defined in Section 3 below) (the "Prospective Default" together with the Specific Default, the "Specified Defaults"). The Borrower agrees that, but for the terms of this Forbearance Agreement, the Agent and the Lenders may, if they so elect, proceed to further enforce their rights and remedies under the Loan Documents to collect the Borrower's indebtedness to the Agent and the Lenders under the Loan Documents. In addition, the Borrower acknowledges and agrees that, the Lenders are under no obligation to advance additional funds to, or otherwise extend credit to or for the benefit of, the Borrower pursuant to the Credit Agreement. Notwithstanding the foregoing, the Borrower has now requested that the Agent and the Lenders forbear from enforcing their rights and remedies under the Loan Documents (the "Forbearance") on the terms and conditions set forth herein. In response to such request, the Agent and the Lenders agree to refrain from enforcing such rights and remedies until the Forbearance Termination Date (as hereinafter defined), upon the following terms and conditions:

     SECTION 1. RATIFICATION OF EXISTING AGREEMENTS; TERMINATION OF COMMITMENT. The Borrower agrees that the Obligations, as evidenced by or otherwise arising under the Credit Agreement and the other Loan Documents, except as otherwise expressly modified in this Forbearance Agreement upon the terms set forth herein, are, by the Borrower's execution of this Forbearance Agreement, ratified and confirmed in all respects. In addition, by the execution of this Forbearance Agreement, the Borrower represents and warrants that no counterclaim, right of set-off or defense of any kind exists or is outstanding as of the date with respect to such Obligations. As of December 31, 2002, the aggregate principal amount of the Loans is $126,555,646.60. Further, the parties agree that, effective as of the date hereof, the Commitment shall be terminated and reduced to $0.

     SECTION 2. REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except with respect to the occurrence of the Specified Defaults and to the extent that any of such representations and warranties relate by their terms to a prior date they shall be true and correct as of such prior date. Additionally, the Borrower represents and warrants that it does not have any Subsidiaries other than MFI Finance Corp. I and MFI Finance II LLC.

     SECTION 3. FORBEARANCE OBLIGATIONS. Subject to all of the other terms and conditions set forth herein, the Agent and the Lenders agree to forbear from exercising their rights and remedies under the Credit Agreement and the other Loan Documents to collect the indebtedness of the Borrower to the Agent and the Lenders under the Credit Agreement and the other Loan Documents until that date (the "Forbearance Termination Date") which is the earliest to occur of (i) January 24, 2003, (ii) the failure after the date hereof of any of the Companies to comply with any of the terms or undertakings of this Forbearance Agreement,
(iii) the occurrence after the date hereof of any Default or Event of Default other than the Specified Defaults, (iv) the occurrence of any further material adverse change to the business, assets, financial condition or prospects of the any of the Companies (the parties agree that reorganization, restructuring or any charges associated with settlements (including, without limitation, tolling agreements) with any Attorneys General shall not constitute a material adverse change) and (v) the date that any of the Companies or any affiliate of any of the Companies or any person or entity claiming by or through any of the Companies joins in, assists, cooperates or participates as an adverse party or adverse witness in any suit or other proceeding against the any Lender or any affiliate of any Lender relating to the indebtedness referred to as the Obligations or any amounts owing hereunder in connection with or related to any of the transactions contemplated by the Credit Agreement, the other Loan Documents, this Forbearance Agreement or any documents, agreements or instruments executed in connection with this Forbearance Agreement) (each of the foregoing conditions set forth in the immediately preceding items (i)-(v) being referred to as a "Forbearance Termination Event"). On and after the Forbearance Termination Date, the forbearance obligations of the Agent and the Lenders set forth herein shall automatically, without the requirement of any notice, terminate and the Agent and the Lenders shall be free in their sole and absolute discretion to proceed to enforce any or all of their rights and remedies set forth in this Forbearance Agreement, the Credit Agreement, the other Loan Documents and applicable law, including, without limitation, the right to demand the immediate repayment of the Loans and all other Obligations in full. (The time period between the Forbearance Closing Date and the Forbearance Termination Date is referred to herein as the "Forbearance Period")

     SECTION 4. CONDITIONS TO FORBEARANCE OBLIGATIONS. The Agent, the Lenders and the Borrower agree that the forbearance obligations of the Lenders herein shall be effective upon the satisfaction of the following conditions precedent, each in form and substance satisfactory to the Agent, on or prior to January 3, 2003 (the date of the satisfaction of such conditions precedent referred to herein as the "Forbearance Closing Date"):

          (a) The Borrower and the Majority Lenders shall have executed and delivered to the Agent this Forbearance Agreement.

          (b) The Borrower shall have executed and delivered to the Agent a fee letter (the "Agent's Fee Letter").

          (c) The Agent shall have received the first monthly installment of the fee described in the Agent's Fee Letter.

          (d) The Agent shall have received the Modification Fee (defined in
Section 6.5 below).

          (e) The Agent shall have received evidence that all corporate action necessary for the valid execution and delivery by the Companies of this Forbearance Agreement and the performance of the transactions contemplated hereby and thereby shall have been taken.

          (f) The Agent and the Lenders shall have received payment for all fees and expenses including, without limitation, reasonable legal fees and expenses, for which invoices or reasonable estimates therefor have been provided to the Borrower on or prior to the Forbearance Closing Date.

          (g) The representations and warranties of the Borrower in each of the Loan Documents shall be true and correct as of the Forbearance Closing Date, except with respect to the occurrence of the Specified Defaults waived herein and to the extent that any of such representations and warranties relate by their terms to a prior date they shall be true and correct as of such prior date.

          (h) There shall have occurred no Default or Event of Default other than the Specified Defaults.

     SECTION 5. AMENDMENTS TO CREDIT AGREEMENT. Without any prejudice or impairment whatsoever to any of the rights and remedies of the Agent or any Lender contained in the Credit Agreement or in any other Loan Documents (except

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                                      -4-


as provided for herein), the Borrower, the Lenders and the Agent agree that, effective as of the date hereof, the Credit Agreement shall be amended as follows:

     SECTION 5.1 DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended as follows:

     (a) by adding the following definition in the appropriate alphabetical location:

     "Companies. The Borrower and the Parent."

     (b) by amending the definition of Obligations contained therein to replace the phrase "and the Conversion Term Loan" with the following phrase:

     ", the Conversion Term Loan and the indemnity described in Section 5.14 hereof"

     SECTION 5.2 CERTAIN ADDITIONAL COVENANTS. Section 5 of the Credit Agreement is hereby further amended by adding the following new Sections 5.12, 5.13, 5.14, 5.15, 5.16 and 5.17 thereto in the correct numerical sequence:

          SECTION 5.12 CASH FLOW FORECAST AND BORROWING BASE PROJECTION. The Borrower shall deliver to the Agent and the Lenders, weekly, commencing on or before December 20, 2002, a 13 week forecast of cash flows, detailing all sources and uses of cash on a weekly basis, reasonably acceptable to the Agent and the Lenders, together with a bi-weekly Borrowing Base report.

          SECTION 5.13 2003 BUSINESS PLAN. The Borrower shall deliver to the Agent and the Lenders, by January 10, 2003, a business plan for 2003 (the "2003 Business Plan"), prepared by management and the Borrower's Consultant (as defined in Section 5.17 hereof), for the future operation and conduct of the business, including a plan to deal with the indebtedness owed to the Lenders. The 2003 Business Plan shall include monthly forecasts as to cash flow and collateral levels, as well as proforma profit and loss statements and balance sheets for the next twelve months. The Business Plan shall also: (i) list in detail all sources of revenue and expenses, including intended executive compensation, (ii) elaborate on the nature of all proposed capital expenditures and (iii) itemize all human resources actions, including impacts on staffing levels and severance costs.

          SECTION 5.14 BANK ACCOUNTS; INDEMNITY. As of the Forbearance Termination Date, and at all times thereafter, the Borrower shall insure that all of its bank accounts are under the control of one of the Lenders. Additionally, the Borrower shall indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless against any loss, cost or expense incurred by the Agent and/or the Lenders in providing any payroll, funds transfer and other cash management services to the Borrower.

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                                      -5-


          SECTION 5.15 LENDERS' CONSULTANT. The Lenders shall have the right to engage, either directly or through the Agent's counsel, Argus Management Corporation or such other firm as the Lenders may determine in their sole discretion (the "Lenders' Consultant") in order to conduct an audit of the Companies' business and operations and the satisfaction of the Loans. . The Companies agree to cooperate with the Lenders' Consultant and to pay the reasonable fees and expenses of such Lenders' Consultant. The scope of the Lenders' Consultant's audit shall include an examination of the Companies' enterprise valuation, testing of the Companies' 2002 and 2003 business plans and 13-week cash flow forecasts, and such other analysis as the Lenders shall reasonably request, including but not limited to:

     (a) a review of (i) the location of the Lenders' collateral; (ii) security and perfection issues, including but not limited to, stamps on the Lenders' leases; (iii) a test of delinquency rates; (iv) whether adequate collateral monitoring systems have been put in place; (v) the Agent receiving electronic copies of the Lenders' leases; (vi) the components of the current borrowing base; (vii) the assets of the Companies; (viii) the services provided by the servicer; (ix) the securitization collateral; (x) the dealer network, specifically with a view toward the manner and feasibility of put-back of leases (provided, however, that the Lenders' Consultant shall not contact any dealers or any customers of dealers) and (xi) subordinated debt payments

     (b) a review of cash flows of the Companies, including but not limited to
(i) vet assumptions; (ii) operating expenses and (c) cash flows in connection with securitizations.

     (c) a review of cash management of the Companies, including but not limited to (i) segregation of Lender and securitization cash and (ii) the cost and impact of instituting lockboxes

     (d) a review of financial reports of the Companies, including but not limited to (i) the 13 week rolling cash flow forecast described in Section 5.12 herein; (ii)the 2003 business plan described in Section 5.13 herein and (iii) taxes

     (e) after reviewing the report of the Lenders' Consultant, the Lenders will consider amending the definition of "Borrowing Base" in the Credit Agreement with a view towards reassessing the Borrower's availability thereunder to the extent that it would be prudent to do so based upon the Lenders' Consultant's report and after applying each Lender's customary underwriting criteria.

          SECTION 5.16 BORROWER'S CONSULTANT. The Borrower shall retain, at its sole cost and expense, the services of a financial consultant (the "Borrower's Consultant") acceptable to the Agent and the Lenders and on terms acceptable to the Agent and the Lenders (it being acknowledged that the Borrower's present arrangement is with Evan Blum of Balfour Capital Advisors). The duties of the Borrower's Consultant shall include, but are not limited to (i) conducting a review of the Borrower's business in connection with preparation of the reports delivered pursuant to Sections 5.12 and
     5.13 hereof and (ii) identify, contact and solicit interest from potential sources of a refinancing of the Borrower, contemplating a repayment of the Obligations in full. Such Borrower's Consultant shall prepare, and provide to the Lenders, copies of all marketing materials to be used in soliciting potential financing sources of the Borrower (including, without limitation, any so-called confidential information memorandum, or other "books" describing the Borrower to potential financing sources) and shall identify, contact and solicit interest from potential financing sources, contemplating a refinancing of the Borrower in an amount sufficient to repay the Obligations in full. The Borrower shall provide, and shall cause such Borrower's Consultant to provide, the Agent with information as to the progress of such refinancing efforts. The Borrower's Consultant shall furnish the Lenders with weekly written progress reports, commencing on Friday, January 10, 2003 and continuing on the first Friday of each week until the Obligations are paid in full. Semi-monthly verbal reports shall be incorporated into a regularly scheduled semi-monthly Leasecomm conference call to be held a 1:30 p.m., eastern standard time, on each Thursday during the Forbearance Period. All information made available to the Financial Consultant shall also be made available to the Agent and the Lenders."

          SECTION 5.17 PLEDGE OF COLLATERAL. The Borrower covenants that, as of Forbearance Closing Date, and at all times thereafter until the Obligations are repaid in full, the Borrower shall pledge all of its assets (both existing and after-acquired), including, without limitation, all leases (including previously unpledged leases), services contracts, rental contracts, equipment, accounts receivable and cash to the Agent, on behalf of the Lenders.

     SECTION 5.3 MERGER; CONSOLIDATION; SALE OR LEASE OF ASSETS. Section 7.4(ii) of the Credit Agreement is hereby amended to read, in its entirety, as follows:

     "(ii) the sale, transfer, assignment or disposition of any Eligible Equipment, in the ordinary course of business, provided that the net proceeds thereof are used to prepay the Loans in accordance with Section
     2.9 hereof; and"

     SECTION 5.4 EVENTS OF DEFAULT. Section 8.l(b) of the Credit Agreement is hereby amended by adding references to Sections 5.12, 5.13, 5.14, 5.15, 5.16 and
5.17 in the correct numerical sequence.

     SECTION 6. ADDITIONAL COVENANTS OF THE BORROWER, PARENT AND THE SUBSIDIARIES. The Borrower covenants and agrees with and for the benefit of the Agent and the Lenders that, notwithstanding anything to the contrary contained in the Credit Agreement or any of the other Loan Documents:

     SECTION 6.1 SEGREGATION OF CASH. The Borrower shall work diligently and use its best efforts to ensure that on or before the Forbearance Termination Date, and at all times thereafter, all cash collateral of the Lenders is segregated from all other cash and is clearly designated as cash collateral belonging to the Lenders.

     SECTION 6.2 STAMPING OF LEASES. The Borrower shall work diligently and use its best efforts to cause, within a reasonable period of time, and at all times thereafter, the first page of each lease entered into by the Borrower (both before and after the date hereof) as lessor, that constitutes part of the Lenders' collateral is stamped with the legend set forth on Schedule A attached hereto, stating that such lease is subject to a security interest in favor of the Agent, provided however that the stamping process will begin on the Forbearance Closing Date.

     SECTION 6.3 NEGATIVE PLEDGE: The Companies shall not create, incur, assume or suffer to exist any mortgage, pledge, security interest, lien or other charge or encumbrance upon or with respect to any of its property or assets, or assign or otherwise convey any right to receive income, including the sale or discount of accounts receivable with or without recourse during the Forbearance Period.

     SECTION 6.4 SUBORDINATED DEBT. Notwithstanding anything to the contrary contained in the Subordinated Debt Documents, the Borrower and the Parent agree that they will not make any cash payment of principal, interest or other amounts on or in respect of the Subordinated Debt, in the aggregate, in excess of $35,000 after the date hereof, provided that no payments in respect of the Subordinated Debt shall be made after the date hereof until such time as the Borrower has provided the Agent with fully executed copies of the Subordinated Debt Documents.

     SECTION 6.5 MODIFICATION FEE. The Borrower shall pay to the Agent a fee equal to $175,000 (the "Modification Fee") for the pro rata account of the Lenders. The Modification Fee will be fully-earned as of the date hereof and will be paid on or before the Forbearance Closing Date.

     SECTION 6.6 PAYMENTS DURING FORBEARANCE PERIOD. During the Forbearance Period principal payments on the Loans shall be made as follows:

           PERIOD ENDING                          AMOUNT OF EACH PAYMENT
          ---------------                         ----------------------
          January 2, 2003                              $3,835,019.59

         SECTION 6.7 SECURITIZATION WAIVERS. The Borrower shall deliver to the Agent, not later than January 10, 2003 (provided that the Agent may agree to extend such time period if it has been provided with evidence that the Borrowers are diligently pursuing their obligations hereunder) fully executed copies of
(i) waiver documents, in form and substance satisfactory to the Agent, in its sole discretion, from Ambac Assurance Corporation ("Ambac")waiving any and all defaults, events of default and servicer events of default under any documents to which Ambac and any of the Companies or the Subsidiaries are party and (ii) waiver documents, in form and substance satisfactory to the Agent, in its sole discretion, from NM Rothschild & Sons Limited ("Rothschild") waiving any and all defaults, events of default and servicer events of default under any documents to which Rothschild and any of the Companies or the Subsidiaries are party.

     SECTION 6.8 SECURITY DOCUMENTS. The Borrower shall deliver to the Agent, not later than January 10, 2003 (provided that the Agent may agree to extend such time period if it has been provided with evidence that the Borrowers are diligently pursuing their obligations hereunder) fully executed copies of all necessary modifications to the Security Documents, in form and substance acceptable to the Agent, in its sole discretion, to reflect that the Agent, on behalf of the Lenders, has a valid first priority security interest in all assets of the Borrower including, without limitation, all leases (including previously unpledged leases), service contracts, rental contracts, accounts receivable and cash of the Borrower.

     SECTION 6.9 PERFECTION CERTIFICATE. The Borrower shall deliver to the Agent, not later than January 10, 2003 (provided that the Agent may agree to extend such time period if it has been provided with evidence that the Borrowers are diligently pursuing their obligations hereunder) an updated perfection certificate, in form and substance acceptable to the Agent, executed by the Borrower and, evidence that, among other things, there exists no liens or security interests on the assets of the Borrower other than Permitted Encumbrances.

     SECTION 6.10 AUTHORIZATION FILE STATEMENTS. The Borrower hereby irrevocably authorizes the Agent at any time and from time to time during which any Loans are outstanding, to file, in any filing office in any Uniform Commercial Code jurisdiction where the filing of an initial financing statement is necessary or desirable to perfect the interests of the Agent or the Lenders in the collateral for the Obligations, any initial financing statements and amendments thereto that (a) indicate the collateral (i) as all assets of the Borrower or words of similar effect, regardless of whether any particular asset comprised in the collateral falls within the scope of Article 9 of the Uniform Commercial Code of the state or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of
Article 9 of the Uniform Commercial Code of the state or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Borrower is an organization, the type of organization and any organization identification numbers issued to the Borrower. The Borrower agrees to furnish any such information to the Agent as soon as reasonably practicable upon the Agent's request. The Borrower also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

     SECTION 7. INTEREST RATES AND DEFAULT INTEREST.

     SECTION 7.1 INTEREST RATES. Notwithstanding the provisions of the Credit Agreement, interest on the Loans shall accrue at a rate of the Alternate Base Rate plus 1.00% per annum until the Obligations are paid in full. Further, no new LIBOR Loans shall be permitted or made available during the Forbearance Period.

     SECTION 7.2 DEFAULT INTEREST. Pursuant to Section 2.6(e) of the Credit Agreement, due to the occurrence of the Specified Defaults the Loans currently bear interest at a rate per annum equal to two percent (2.0%) (the "Default Spread") above the rate of interest otherwise applicable to such Loans (the "Default Rate"). Interest on the Loans shall continue to accrue at the Default Rate through the Forbearance Termination Date; provided that, notwithstanding the provisions of the Credit Agreement, the Default Spread shall be paid in full on the Forbearance Termination Date.

     SECTION 8. COVENANT CALCULATION DURING FORBEARANCE PERIOD. The calculation of any financial covenants set forth in Section 6 of the Credit Agreement for the quarter ending December 31, 2002 shall not include reorganization, restructuring or any charges associated with settlements (including, without limitation, tolling agreements) with any Attorneys General.

     SECTION 9. NO PRESENT CLAIMS. The Companies acknowledge and agree that, as of the date hereof: (a) none of the Companies or, to the knowledge of any of the Companies, any of their affiliates has any claim or cause of action against any of the Lenders or the Agent (or any of their directors, officers, employees, attorneys or agents); (b) none of the Companies, or to the knowledge of any of the Companies, any of their affiliates has offset rights, counterclaims or defenses of any kind against any of their obligations, indebtedness or liabilities to any of the Lenders or the Agent; and (c) each of the Lenders and the Agent has heretofore properly performed and satisfied in a timely manner all of its obligations to the Companies and, to the knowledge of each of the Companies, each of their affiliates. The Lenders and the Agent wish (and the Companies agree) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Lenders or the Agent. Therefore, Companies, each on its own behalf and on behalf of each of its respective successors and assigns, hereby waives, releases and discharges the Lenders and the Agent and all of their directors, officers, employees, attorneys and agents, from any and all claims, demands, actions or causes of action on or before the date hereof and arising out of or in any way relating to the Loan Documents and any documents, instruments, agreements (including this Forbearance Agreement), dealings or other matters connected with the Loan Documents, including, without limitation, all known and unknown matters, claims, transactions or things occurring on or prior to the date of this Forbearance Agreement related to the Loan Documents. The waivers, releases, and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur prior to, or on or after the date hereof.

     SECTION 10. MARSHALLING. Neither the Agent nor the Lenders shall be required to marshal any present or future collateral security for the Companies' obligations to the Agent or such Bank under the Loan Documents or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security shall be cumulative and in addition to all other rights, however existing or arising. To the extent that they lawfully may, the Companies hereby agree that they will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the Agent's or such Bank's rights under any document, agreement or instrument evidencing or securing the Borrower's obligations to the Agent and the Lenders under the Loan Documents and, to the extent that it lawfully may, the Borrower hereby irrevocably waives the benefits of all such laws.

     SECTION 11. NO WAIVER. Except as otherwise expressly provided for in this Forbearance Agreement, nothing in this Forbearance Agreement shall extend to or affect in any way any of the rights or obligations of the Borrower or any of the Agent's or the Lenders' obligations, rights and remedies arising under the Loan Documents. Neither the Agent nor any Bank shall be deemed to have waived any or all of its rights or remedies with respect to any Default or Event of Default existing on the date hereof or arising hereafter.

     SECTION 12. EXPENSES. The Borrower agrees to pay to the Agent and the Lenders upon written demand therefor (i) an amount equal to any and all reasonable out-of-pocket costs, expenses, and liabilities (including, without limitation, fees, disbursements, expenses and liabilities of or relating to, commercial finance examinations, collateral audits, appraisals, the Lender's Consultant and collateral examinations referred to in Section 5.2 hereof, Uniform Commercial Code and other lien searches and filing fees, and legal counsel) incurred or sustained by the Agent or any of the Lenders in connection with the preparation of this Forbearance Agreement, the documents and instruments contemplated hereby, the administration or interpretation of the Loan Documents, and (ii) from time to time any and all reasonable out-of-pocket costs or expenses, legal fees, disbursements and other expenses hereafter incurred or sustained by the Agent or any of the Lenders in connection with the administration of credit extended by the Agent to the Borrower, the preservation of or enforcement of their rights under the Loan Documents, in respect of the collateral, and/or in respect of any of the Borrower's other obligations to the Agent. The Lenders and the Borrower authorize the Agent and the Lenders to, with prior written notice to the Borrower, to debit any accounts maintained by the Borrower with such any such Lender for any fees, expenses, or other amounts due and payable by the Borrower hereunder, under the Credit Agreement or any of the other Loan Documents, provided that should the Agent or the Lenders debit any such accounts during the Forbearance Period, they shall provide two Business Days prior written notice of such debit to the Borrower.

     SECTION 13. MISCELLANEOUS.

     (a) This Forbearance Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

     (b) This Forbearance Agreement shall constitute a Loan Document under the Credit Agreement; the failure to comply with the covenants contained herein shall constitute an Event of Default under the Credit Agreement; and all obligations included in this Forbearance Agreement (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Loan Documents and secured by the collateral security for the Obligations.

     If the foregoing terms are acceptable to you, we would request that you indicate your agreement thereto by signing the counterpart of this letter enclosed herewith and returning such counterpart to us.

                                        Yours sincerely,

                                        FLEET NATIONAL BANK, individually
                                        and as Agent


                                        By: /s/ Daniel D. Butler
                                            ------------------------------------
                                            Name:  DANIEL D. BUTLER
                                            Title: AUTHORIZED OFFICER


                                        BANKGROUP NORTH, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BROWN BROTHERS HARRIMAN & CO.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CITIBANK


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CITIZENS BANK OF MASSACHUSETTS


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        KEYBANK NATIONAL ASSOCIATION

     If the foregoing terms are acceptable to you, we would request that you indicate your agreement thereto by signing the counterpart of this letter enclosed herewith and returning such counterpart to us.

                                        Yours sincerely,

                                        FLEET NATIONAL BANK, individually
                                        and as Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BANKNORTH, NA


                                        By: /s/ Mark H. Lawley
                                            ------------------------------------
                                            Name: Mark H. Lawley
                                            Title: V.P.


                                        BROWN BROTHERS HARRIMAN & CO.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CITIBANK


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CITIZENS BANK OF MASSACHUSETTS


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        KEYBANK NATIONAL ASSOCIATION

     If the foregoing terms are acceptable to you, we would request that you indicate your agreement thereto by signing the counterpart of this letter enclosed herewith and returning such counterpart to us.

                                        Yours sincerely,

                                        FLEET NATIONAL BANK, individually
                                        and as Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BANKGROUP NORTH, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BROWN BROTHERS HARRIMAN & CO.


                                        By: /s/ Jared S. Keyes
                                            ------------------------------------
                                            Name:  Jared S. Keyes
                                            Title: Managing Director


                                        CITIBANK


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CITIZENS BANK OF MASSACHUSETTS


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        KEYBANK NATIONAL ASSOCIATION

     If the foregoing terms are acceptable to you, we would request that you indicate your agreement thereto by signing the counterpart of this letter enclosed herewith and returning such counterpart to us.

                                        Yours sincerely,

                                        FLEET NATIONAL BANK, individually
                                        and as Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BANKGROUP NORTH, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BROWN BROTHERS HARRIMAN & CO.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CITIBANK


                                        By: /s/ George V. Milbury
                                            ------------------------------------
                                            Name:  George V. Milbury
                                            Title: Vice President


                                        CITIZENS BANK OF MASSACHUSETTS


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        KEYBANK NATIONAL ASSOCIATION

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NATIONAL CITY BANK


                                        By: /s/ Michael J. Labrum
                                            ------------------------------------
                                            Name:  Michael J. Labrum
                                            Title: Senior Vice President


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        UNION BANK OF CALIFORNIA


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

ACCEPTED and AGREED as of
December     , 2002:

Borrower:

LEASECOMM CORPORATION


By:
    ------------------------------------
    Name:
    Title:


Parent:

MICROFINANCIAL INCORPORATED, as guarantor under the Parent Guarantee (the undersigned acknowledges the above agreement and agrees that this Forbearance Agreement shall not impair or limit the undersigned's obligations in respect of the Parent Guarantee)

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NATIONAL CITY BANK


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By: /s/ Joseph P. Howard
                                            ------------------------------------
                                            Name:  Joseph P. Howard
                                            Title: Vice President


                                        UNION BANK OF CALIFORNIA


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

ACCEPTED and AGREED as of
December     , 2002:

Borrower:

LEASECOMM CORPORATION


By:
    ------------------------------------
    Name:
    Title:


Parent:

MICROFINANCIAL INCORPORATED, as guarantor under the Parent Guarantee (the undersigned acknowledges the above agreement and agrees that this Forbearance Agreement shall not impair or limit the undersigned's obligations in respect of the Parent Guarantee)

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NATIONAL CITY BANK


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        U.S. BANK


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        UNION BANK OF CALIFORNIA


                                        By: /s/ Cecilia M. Valente
                                            ------------------------------------
                                            Name:  CECILIA M. VALENTE
                                            Title: SENIOR VICE PRESIDENT

ACCEPTED and AGREED as of
December     , 2002:

Borrower:

LEASECOMM CORPORATION


By:
    ------------------------------------
    Name:
    Title:


Parent:

MICROFINANCIAL INCORPORATED, as guarantor under the Parent Guarantee (the undersigned acknowledges the above agreement and agrees that this

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NATIONAL CITY BANK


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        U.S. BANK


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        UNION BANK OF CALIFORNIA


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

ACCEPTED and AGREED as of
December     , 2002:

Borrower:

LEASECOMM CORPORATION


By: /s/ Peter Bleyleben
    ------------------------------------
    Name:  Peter Bleyleben
    Title: President


Parent:

MICROFINANCIAL INCORPORATED, as guarantor under the Parent Guarantee (the undersigned acknowledges the above agreement and agrees that this Forbearance Agreement shall not impair or limit the undersigned's obligations in respect of the Parent Guarantee)



By: /s/ James R. Jackson
    ------------------------------------
    Name:  James R. Jackson
    Title: CFO

                                   SCHEDULE A

                                     LEGEND

THIS LEASE, THE UNDERLYING EQUIPMENT RELATING TO THIS LEASE AND THE PROCEEDS OF THIS LEASE ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF FLEET NATIONAL BANK, AS AGENT, FOR THE BENEFIT OF FLEET NATIONAL BANK AND THE FINANCIAL INSTITUTIONS PARTY TO THAT CERTAIN FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, MADE AS OF AUGUST 22, 2000, AS AMENDED.